                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
Filed by the registrant  x

Filed by a party other than the registrant

Check the appropriate box:

x        Preliminary proxy statement                        Confidential, for Use of the Commission Only
                                                              (as permitted by Rule 14a-6(e) (2))
         Definitive proxy statement

         Definitive additional materials

         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Miami Subs Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  x      No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
                                                                         -------------------------------

    (2)   Aggregate number of securities to which transaction applies:
                                                                      ----------------------------------

    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                          ------------------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:
                                                          ----------------------------------------------

    (5)   Total fee paid:
                         -------------------------------------------------------------------------------

          Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:
                                 -----------------------------------------------------------------------

    (2)   Form, schedule or registration statement no.:
                                                        ------------------------------------------------

    (3)   Filing party:
                        --------------------------------------------------------------------------------

    (4)   Date filed:
                      ----------------------------------------------------------------------------------

                             MIAMI SUBS CORPORATION
                             6300 N.W. 31st Avenue
                         Fort Lauderdale, Florida 33309
                                 (954) 973-0000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               November 30, 1998

    The annual meeting of the shareholders (the "Annual Meeting") of Miami Subs Corporation, a Florida corporation (the "Company"), will be held at Sheraton Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, 33309, on Monday, November 30, 1998, at 9:00 a.m., local time, for the following purposes:

    (1) To elect six members to the Company's Board of Directors to hold office until the Company's next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

    (2) To approve an amendment to the Company's Articles of Incorporation to effect a one-for-four reverse stock split as a result of which shareholders of the Company will receive one share of the Company's Common Stock, par value $.01 per share (the "Common Stock"), in exchange for each four shares of Common Stock owned as of the effective date of the reverse stock split;

    (3) To ratify the appointment of KPMG Peat Marwick LLP, as the Company's independent auditors for the current fiscal year; and

    (4) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The close of business as of October 12, 1998 has been fixed by the Board of Directors of the Company as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

    The Annual Meeting may be postponed or adjourned from time to time without any notice other than by announcement at the Annual Meeting of any postponements or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                                                   By Order of the Board of Directors,

                                                   Donald L. Perlyn
                                                   President and Chief Operating Officer
Fort Lauderdale, Florida
October     , 1998
        ----

                             MIAMI SUBS CORPORATION

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 30, 1998

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Miami Subs Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at its Annual Meeting of Shareholders, to be held at Sheraton Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, 33309, on Monday, November 30, 1998, at 9:00 a.m., local time, and any and all adjournments thereof ("Annual Meeting"). The Company's principal office is located at 6300 N.W. 31st Avenue, Fort Lauderdale, Florida 33309. The Annual Report of the Company for the fiscal year ended May 31, 1998 accompanies this Proxy Statement (the "Annual Report"). This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders, the Annual Report and the enclosed proxy are first being mailed to the Company's shareholders on or about October ______, 1998.

                            PURPOSES OF THE MEETING

    At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

    (1) The election of six members to the Company's Board of Directors to serve until the Company's next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

    (2) The approval of an amendment to the Company's Articles of Incorporation to effect a one-for-four reverse stock split (the "Reverse Stock Split") as a result of which shareholders of the Company will receive one share of Common Stock in exchange for each four shares of Common Stock owned as of the effective date of the reverse stock split;

    (3) The ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year; and

    (4) Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The Board knows of no other matters which are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournments thereof, however, the persons named in the enclosed proxy card, or their duly constituted substitutes, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. The Board has unanimously approved the amendment to the Articles of Incorporation to effect the Reverse Stock Split and recommends that the shareholders vote "FOR" such proposal. The Board has also unanimously approved the nomination of each of the six persons named elsewhere herein as nominees for election as Company directors for the ensuing year, as well as the selection of KPMG Peat Marwick LLP as the Company's independent auditors and recommends that the shareholders vote "FOR" each of such proposals.

    If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. IN THE ABSENCE OF INSTRUCTIONS, EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                          INFORMATION CONCERNING PROXY

    The enclosed proxy is being solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have the right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written revocation is received by the Company at or prior to the Annual Meeting.

    The cost of preparing, printing, assembling and mailing the Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and employees of the Company may solicit proxies by written communication, telephone, telegraph or personal call. Such persons will not receive special compensation for any solicitation activities. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of Common Stock.

                      OUTSTANDING STOCK AND VOTING RIGHTS

    The Board of Directors has fixed the close of business on October 12, 1998, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only shareholders of record on that date will be entitled to vote at the Annual Meeting.

    As of the Record Date, there were issued and outstanding 27,119,340 shares of Common Stock. On each matter brought before the Annual Meeting, each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote must be present at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. Directors will be elected by a plurality of the votes cast by shares present at the meeting or voting by proxy thereon. The amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split will be approved if the number of shares of Common Stock voted for the amendment exceeds the number of shares voted against the amendment. The appointment of the Company's independent auditors will be ratified if the number of shares of Common Stock voted for ratification is greater than the number voted against it. Any other matter properly brought before the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition, unless such matter is one for which a greater vote is required by law.

    Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

    The Board is soliciting proxies so that each shareholder on the Record Date has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card, his or her shares will not be voted, unless such shareholder attends and votes at the Annual Meeting. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The inspector of elections will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefor would not be considered by the inspectors when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Because the directors nominated for election at the Annual Meeting will be elected by a plurality of the votes cast and the other matters to be brought before the Annual Meeting will be approved if the number of votes cast in favor thereof exceeds the number of votes cast in opposition, abstentions and broker non-votes will have no effect on the outcome of the vote on these matters.

    A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal office for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself.


                             ELECTION OF DIRECTORS
                                  (ITEM NO. 1)

  The Board of Directors has established the size of the Board to consist of six members. The following table sets forth information with respect to the persons nominated for election at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a term of one year or until their successors are duly elected and qualified.

                                          Director
       Nominee                 Age          Since             Business Experience During Past Five Years
  -----------------          -------      ---------         ----------------------------------------------
  Gus Boulis                     49       1990          Mr. Boulis, the founder of the Miami Subs concept, has been Chairman of the Board and Chief Executive Officer of the Company since March
                                                        1997, and a director of the Company since 1990.  Mr. Boulis was
                                                        Chairman of the Board from September 1990 to January 1994, and served as President and Chief Executive Officer from July 1992 to
                                                        January 1994  Mr. Boulis is a private businessman and investor.

  Donald L. Perlyn               55       1997          Mr. Perlyn has been a member of the Company's Board of Directors since March 1997.  In July 1998, Mr. Perlyn was appointed President and Chief Operating Officer of the Company.  Prior thereto, Mr.
                                                        Perlyn had been the Company's Executive Vice President of Franchise
                                                        Development since March 1992.  From September 1990 to February 1992,
                                                        Mr. Perlyn served as the Company's Senior Vice President of
                                                        Franchising and Development.  Between August 1990 and December 1991,
                                                        he was Senior Vice President of Franchising and Development for QSR,
                                                        Inc., one of the Company's predecessors and an affiliate.  Mr.
                                                        Perlyn is also an officer, director and a principal of DEMAC
                                                        Restaurant Corp., a former franchisee of the Company.

  Bruce R. Galloway              40       1997          Mr. Galloway has been a member of the Company's Board of Directors since March 1997.  He has been Chairman of the Board of Arthur
                                                        Treacher's, Inc. since June 1996, and a managing director at Burnham
                                                        Securities, Inc. since 1993.  From 1991 to 1993 Mr. Galloway was
                                                        Senior Vice President at Oppenheimer & Co.

  Greg Karan                     41       1996          Mr Karan has been a member of the Company's Board of Directors since
                                                        June, 1996.  Since January 1995, Mr. Karan has been Vice President of Operations for SunCruz Casino Cruises, a private company owned by
                                                        Mr. Boulis.  He was a General Manager of a Miami Subs Grill
                                                        restaurant owned by Kavala, Inc. (a private company owned by Mr.
                                                        Boulis) from August 1993 through 1994.  Prior thereto, he was
                                                        Project Manger from 1987 to March, 1993 for 710288 Ontario, Ltd., a holding and development company owned by Mr. Boulis in Brampton,
                                                        Ontario, Canada.


  Peter Nasca                    50       1997          Mr. Nasca has been a member of the Company's Board of Directors since March 1997.  Since 1984, Mr. Nasca has been president of Peter
                                                        Nasca Associates, Inc., a corporate communications firm, and a principal and director of Paradigm Marketing, a private marketing company.

                                          Director

       Nominee                 Age          Since             Business Experience During Past Five Years
  -----------------          -------      ---------         ----------------------------------------------
  Joseph Zappala                 64       1994          Mr. Zappala has been a member of the Company's Board of Directors since July, 1994.  From 1989 until 1992, Mr. Zappala served as U.S.
                                                        Ambassador to Spain.  Since 1992, Mr. Zappala has been a private businessman and investor.


BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors currently has the following Committees:

         Audit Committee. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the Company's financial condition and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee also recommends independent auditors to the Board, reviews the scope of the audit function of independent auditors, and reviews audit reports issued by the Company's independent auditors. The Audit Committee's current members are Joseph Zappala (Chairman), Bruce R. Galloway, and Peter Nasca, all independent directors of the Company. During fiscal year 1998, the Audit Committee did not meet or take any actions; the full Board of Directors performed the functions of the Audit Committee during fiscal year 1998.

         Compensation Committee. The Compensation Committee is responsible for reviewing and approving the salaries and other forms of compensation for the Chief Executive Officer and all other officers of the Company. It also serves as the Stock Option Committee which administers the Company's 1990 Executive Option Plan. The present members of the Committee are Messrs. Bruce R. Galloway (Chairman) Peter Nasca, and Greg Karan. During fiscal year 1998, the Compensation Committee did not meet or take any actions; the full Board of Directors performed the functions of the Compensation Committee during fiscal year 1998.

         The Company does not have a nominating committee charged with the search for and recommendation to the Board of potential candidates for Board membership. The function is performed by the Board as a whole.

         During fiscal year 1998, the Board of Directors met eight times.   All
Directors attended at least 75% of meetings of the Board of Directors that were held in fiscal year 1998 during their term of office.

COMPENSATION OF DIRECTORS

    Upon election of the nominees proposed herein, the Board of Directors will consist of six members, one of which is a salaried employee of the Company. Directors who are employees of the Company receive no additional compensation for their service as directors. Directors who are not employees of the Company ("non-employee Directors") are paid a fee of $4,000 per year, and are reimbursed for expenses of attending meetings.

    In addition, under the Company's 1990 Executive Option Plan, each Director of the Company who is not an employee of the Company receives an option to purchase 30,000 shares of common stock when he or she is first elected a Director, and an option to purchase 2,000 shares of common stock as of the date of each Annual

Meeting of Shareholders at which the Director is reelected. These options are immediately exercisable at a price equal to the fair market value per share of Common Stock on the date of grant, are non-qualified stock options, and have a ten-year term.

                                   MANAGEMENT

   The following table contains information regarding the current Executive Officers of the Company.

       Name                               Position                                                             Age
  --------------                    --------------------                                                     ------
  Gus Boulis                        Chairman of the Board and Chief Executive Officer                          49
  Donald L. Perlyn                  President and Chief Operating Officer                                      55
  Gus Bartsocas                     Senior Vice President of International and Non-Traditional                 46
                                    Development
  Jerry W. Woda                     Senior Vice President of Finance, Chief Financial Officer, and             48
                                    Treasurer


        Officer terms of office are within the discretion of the Board.

        For a description of the business experience of Mr. Boulis and Mr. Perlyn, see the section above entitled "Election of Directors."

        Mr. Bartsocas has been principally responsible for franchise operations since December 1996, and Senior Vice President of International and Non-Traditional Development since March 1995. From December 1996 until January 1998 Mr. Bartsocas was also responsible for Company restaurant operations.
From April 1994 to March 1995, Mr. Bartsocas served as Senior Vice President of Franchise Operations and Procurement of the Company. From August 1992 to April 1994, Mr. Bartsocas served as Vice President of Restaurant Development and Procurement of the Company. Mr. Bartsocas is also a Vice President and director of Subies Enterprises, Inc., a franchisee of the Company (see section below entitled "Certain Relationships and Related Transactions"), and president and sole shareholder of Gustos, Inc., a casual restaurant operation.

        Mr. Woda has been Senior Vice President of Finance, Chief Financial Officer, and Treasurer of the Company since September, 1992, having acted as a consultant to the Company since March, 1992. From 1989 until joining the Company, Mr. Woda was the Chief Financial Officer of Kavala, Inc., a private company owned by Mr. Boulis.

SECTION 16(a)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. In addition, these individuals are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company, during the fiscal year ended May 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information regarding the ownership of Common Stock as of October ______, 1998 by persons known by the Company to own of record or beneficially more than five percent of its outstanding Common Stock, each director and nominee for director of the Company, each of the Company's Named Executive Officers and by all directors and executive officers of the Company as a group.

                                                               Amount and Nature of
  Name of Beneficial Owner                                   Beneficial Ownership(1)      Percent of Class(2)
  ------------------------                                   -----------------------      -------------------
  Gus Boulis                                                     8,121,000                    29.9%
  Donald L. Perlyn                                                 650,000(3)                  2.3%
  Bruce R. Galloway                                                 50,000(3)                    *
  Greg Karan                                                       100,000(3)                    *
  Peter Nasca                                                       50,000(3)                    *
  Joseph Zappala                                                   160,000(4)                    *
  Gus Bartsocas                                                    560,000(3)                  2.0%
  Jerry W. Woda                                                    325,000(3)                  1.2%
  All current directors and executive
  officers of the Company, including those named
  above, as a group (8 persons)                                 10,016,000(5)                 34.5%

---------------------------
*       Represents less than one percent of shares outstanding.

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to such shares.

(2) As of October _____, 1998, 27,119,340 shares of Common Stock were outstanding.

(3) Consists of currently exercisable options to acquire shares of Common Stock issued under the Company's 1990 Executive Option Plan.

(4) Includes currently exercisable options to acquire 150,000 shares of Common Stock issued under the Company's 1990 Executive Option Plan.

(5) Includes currently exercisable options to acquire 1,885,000 shares of Common Stock issued under the Company's 1990 Executive Option Plan.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid during the past three fiscal years to the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus for fiscal year 1998 was $100,000 or more (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                 ANNUAL COMPENSATION            COMPENSATION AWARDS
                          ------------------------------        -------------------


                                                                  OTHER ANNUAL                                     ALL OTHER
 NAME AND                         FISCAL                          COMPENSATION(A)   SECURITIES UNDERLYING       COMPENSATION
 PRINCIPAL POSITION               YEAR      SALARY ($)  BONUS ($)        ($)             OPTIONS (#)                 ($)
 ------------------               ----      ----------  ---------   ---------------      -----------          ----------------
 Gus Boulis                       1998         -            -             -                    -                    -
 Chairman of the Board and Chief  1997         -            -             -                    -                 $3,000
 Executive Officer (b)            1996         -            -             -                    -                 $4,000

 Donald L. Perlyn,                1998      $149,520     $7,500           -              650,000(d)                 -
 President and Chief Operating    1997      $142,400        -             -                    -                    -
 Officer  (c)                     1996      $142,400        -             -                50,000                   -

 Gus Bartsocas, Senior Vice       1998      $126,000     $7,500           -              560,000(e)                 -
 President of International and   1997      $123,577       -              -                    -                    -
 Non-Traditional Development      1996      $100,000       -              -              200,000                    -


 Jerry W. Woda, Senior Vice       1998       $96,000     $7,500           -              325,000(f)                 -
 President and Chief Financial    1997       $96,000       -              -                    -                    -
 Officer                          1996       $96,000       -              -              100,000                    -

-----------------------------------------

(a) Does not include the value of personal benefits since the aggregate value of such benefits for each of these officers in the periods for which amounts are not shown was less than 10% of such officer's salary and bonus.

(b) Gus Boulis became Chairman of the Board and Chief Executive Officer in March 1997. Mr. Boulis was paid standard director fees in fiscal year 1997 and 1996 during periods that he was not an officer of the Company, of $3,000 and $4,000, respectively, which amounts are included in "All Other Compensation."

(c) Donald L. Perlyn was appointed President and Chief Operating Officer in July 1998. During fiscal year 1996, 1997, and 1998, Mr. Perlyn served as Executive Vice President of Franchise Development.

(d) On June 25, 1997, (i) 100,00 options were granted to Mr. Perlyn under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 550,000 options previously issued to Mr. Perlyn under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing."

(e) On June 25, 1997, (i) 100,000 options were granted to Mr. Bartsocas under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 460,000 options previously issued to Mr. Bartsocas under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing."

(f) On June 25, 1997, (i) 100,000 options were granted to Mr. Woda under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 225,000 options previously issued to Mr. Woda under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing."

COMPENSATION PURSUANT TO CONTRACTS

    The Company entered into Change of Control Agreements with each of Donald Perlyn, Gus Bartsocas and Jerry Woda (the "Agreements"). The Agreements became effective on February 13, 1996 and expire on January 20, 2000.

    A "Change of Control" is a defined term in the Agreements but, generally, is deemed to have taken place if (i) any person other than Mr. Boulis is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (ii) Mr. Boulis or any of his affiliates or associates is or becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, (iii) the shareholders of the Company shall have approved (A) a reorganization, merger or consolidation where the shareholders of the Company immediately prior to such transaction, did not, immediately thereafter, own more than 50% of the reorganized, merger or consolidated companies then outstanding voting securities, (B) a liquidation or dissolution of the Company, or (C) a sale of substantially all of the assets of the Company, or (iv) as a result of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination of the foregoing, the persons who are directors of the Company immediately before shall cease to constitute a majority of the Board of Directors immediately after such transaction occurs.

    The Agreements provide that in the event that (i) within six months after a Change of Control the officer dies, becomes disabled or terminates his employment with the Company for "Good Reason" (as defined in the Change of Control Agreements and includes such events as diminution of position, reduction of compensation and benefits, relocation or material impairment of the assets of the Company), (ii) within 12 months after a Change of Control the officer's employment with the Company is terminated by the Company for any reason other than "Cause" (as defined in the Change of Control Agreements), or
(iii) within the period beginning on the sixth month anniversary of a Change of Control of the Company and ending on the twelfth month anniversary thereof, the officer terminates his employment for any reason, then in such event the officer shall be entitled to receive lump sum compensation in an amount equal to two times (a) his highest annual base salary during the term of the Agreement, plus (b) bonuses paid, if any, for the two most recently ended fiscal years prior to the Change of Control. In addition, all options shall vest, and the officer shall receive at least the equivalent of the same benefits he received immediately before the Change of Control for two years after such termination. Any payments shall be grossed up unless such gross-up would cause such payments to be subject to (i) the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended ("Code"), in which case the gross-up would be reduced so as not to trigger imposition of the excise tax, or (ii) Section 162(m) of the Code, which imposes a $1,000,000 annual limit on deductions to the Company from compensation paid to certain employees, if applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Although the Company has established a Compensation Committee comprised of non-employee directors (the members of the Compensation Committee in fiscal year 1998 being Messrs. Bruce R. Galloway, Peter Nasca and Greg Karan), the Compensation Committee did not meet or take action during fiscal year 1998. See "Board of Directors and Committees of the Board." The functions of the Compensation Committee were performed by the entire Board of Directors. Gus Boulis and Donald L. Perlyn, each of whom are officers of the Company, participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

     During fiscal year 1998, no executive officer of the Company (i) served on the compensation committee (or other Board committee performing equivalent functions) of another entity one of whose executive officers served on the Board of Directors of the Company, or (ii) served as a director of another entity one of whose executive officers served on the Compensation Committee or the Board of Directors of the

Company.

OPTION GRANTS

    The following table provides information on stock options granted during fiscal year 1998 under the Company's 1990 Stock Option Plan to each of the executive officers named in the "Summary Compensation Table."

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                         Potential Realizable Value at
                                                                                         Assumed Annual Rates of Stock
                                                   Individual                                 Price Appreciation for
                                                     Grants                                      Option  Term (2)
                         ---------------------------------------------------------------         ----------------

                             Number of
                             Securities     Percent of Total
                             Underlying    Options Granted to  Exercise or
                              Options         Employees in     Base Price    Expiration
        Name                 Granted (#)      Fiscal Year       ($/Sh)(1)       Date              5%($)          10%($)
--------------------         -----------      -----------       ------          ----              -----          ------
Donald L. Perlyn             650,000(3)          33.3%            $ .75         (3)             $157,340       $375,572
Gus Bartsocas                560,000(4)          28.7%            $ .75         (4)             $155,825       $379,940
Jerry W. Woda                325,000(5)          16.7%            $ .75         (5)             $118,075       $282,825

-----------------------------

(1) All options were granted at market value (closing price for the Company's common stock) at the date of grant.

(2) The dollar amounts in these columns are the result of calculations at the five percent and ten percent rates required by the regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price.

(3) On June 25, 1997, (i) 100,00 options were granted to Mr. Perlyn under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 550,000 options previously issued to Mr. Perlyn under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing." All options granted are currently exercisable, and expire on various dates through 2007.

(4) On June 25, 1997, (i) 100,00 options were granted to Mr. Bartsocas under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 460,000 options previously issued to Mr. Bartsocas under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing." All options granted are currently exercisable and expire on various dates through 2007.

(5) On June 25, 1997, (i) 100,00 options were granted to Mr. Woda under the Company's 1990 Executive Option Plan (the "Plan") and (ii) 225,000 options previously issued to Mr. Woda under the Plan were amended to change the exercise prices and other terms thereof. See "Executive Compensation - Option Repricing." All options granted are currently exercisable and expire on various dates through 2007.

OPTION REPRICINGS

    The following table sets forth certain information with respect to the repricing during fiscal year 1998 of stock options previously granted to each of the executive officers named in the "Summary Compensation Table."




                                                                       Weighted Average
                                                         Market Price    Exercise Price                  Length of Original
                                   Number of Securities   of Stock at         at                              Option Term
                                    Underlying Options      Time of         Time of         New Exercise   Remaining on Date
          Name            Date           Repriced          Repricing       Repricing          Price          of Repricing
  --------------------  --------         --------          ---------       ---------       -----------       ------------


Donald L. Perlyn,       6/25/97         328,000              $ .75           $2.25              $ .75           3.4 years
 President and Chief    6/25/97         172,000              $ .75           $2.69              $ .75           6.4 years
 Operating Officer      6/25/97          50,000              $ .75           $1.81              $ .75           8.2 years



Gus Bartsocas,          6/25/97         260,000              $ .75           $2.25              $ .75           3.4 years
 Senior Vice President  6/25/97         200,000              $ .75           $1.81              $ .75           8.2 years
 of International and
 Non-Traditional
 Development

Jerry W. Woda,          6/25/97         125,000              $ .75           $2.69              $ .75           6.4 years
 Senior Vice President  6/25/97         100,000              $ .75           $1.81              $ .75           8.2 years
 and Chief Financial
 Officer


BOARD OF DIRECTORS REPORT ON OPTION REPRICING

On June 25, 1997, the Company's Board of Directors authorized the repricing of all outstanding options previously granted to employees (including executive officers) under the Company's 1990 Executive Option Plan. Of the total number of options repriced, approximately 90.4% were options held by executive officers of the Company. Prior to the repricing, the exercise prices under outstanding options ranged from $0.875 to $3.00. Pursuant to the repricing, these options were amended to change the per share exercise prices thereunder to $0.75, the closing price of the Company's Common Stock on June 25, 1997, as reported by the NASDAQ National Market. At the time the repricing was authorized by the Board of Directors, the majority of the outstanding options had been "under water" for a period of over one year. The Board therefore believed that the stock options no longer served as an effective means to promote long-term retention of its employees and to motivate their performance. During the months prior to the Board's authorization of the repricing, the Company had lost a significant number of its management personnel. In light of this, the Board felt it was absolutely critical in fostering the best interests of the Company to reprice outstanding options to provide an incentive for the remaining employees to continue in the employ of the Company.

Gus Boulis
Donald L. Perlyn
Bruce R. Galloway

Greg Karan
Peter Nasca
Joseph Zappala


OPTION EXERCISES AND YEAR END OPTION VALUES

    The following table sets forth certain information regarding unexercised stock options to purchase Common Stock granted under the Company's 1990 Executive Option Plan to each of the executive officers named in the "Summary Compensation Table." None of the individuals named in the Summary Compensation Table exercised any options to purchase Common Stock during the fiscal year ended May 31, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

                               NUMBER OF SECURITIES
                                   UNDERLYING                VALUE OF UNEXERCISED
                               UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT MAY
                               AT MAY 31, 1998 (#)              31, 1998 ($)(1)
                               -------------------              ------------


NAME                      EXERCISABLE  UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                      -----------  -------------    -----------      -------------
Donald L. Perlyn            650,000            0                0            0
Gus Bartsocas               560,000            0                0            0
Jerry W. Woda               325,000            0                0            0

-----------------------

(1) None of the options listed in this table were "in-the-money" as of May 31, 1998 because the exercise prices of all of the options listed in this table were the same as the closing price of the Company's Common Stock on May 31, 1998 as reported by NASDAQ.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    At May 31, 1998, the Company leased six restaurant properties from Kavala, Inc., a private company owned by the Company's chairman of the board and chief executive officer, Gus Boulis. Rent expense for all leases between the Company and Kavala was $424,000 in fiscal year 1998. The Company leases a formerly vacant, non-Miami Subs property to a company owned by Mr. Boulis for $66,000 per year through December 1998, and increasing to $72,000 per year thereafter through December 2003. The Company believes that rents charged under these leases are not materially different from the rents that would have been incurred or obtained from leasing arrangements with unaffiliated parties.

    In February 1998, the Company entered into a management agreement with Mr. Boulis providing for the Company to manage an existing Miami Subs Grill restaurant owned by Mr. Boulis for a fee of 5.0% of the restaurant's gross restaurant sales. The agreement was terminated in June 1998 upon the sale of the restaurant to a third party franchisee.

    Mr. Bartsocas, an officer of the Company, is also an officer and director of Subies Enterprises, Inc. ("Subies"), a franchisee of the Company. Under an agreement which was entered into in 1991 between the Company and Subies, Subies paid a franchise fee of $5,000 for each of five restaurants developed by Subies, and Subies was exempt from paying royalty fees on the restaurants as long as the restaurants were owned by Subies. Three of the restaurants have been subsequently sold to independent franchisees.

    Mr. Donald L. Perlyn, who has been an officer of the Company since 1990 and a director since 1997, was appointed president and chief operating officer of the Company in July 1998. Mr. Perlyn is also an officer and principal of DEMAC Restaurant Corp. which owned and operated a Miami Subs Grill restaurant in Florida. In connection with his appointment in July, Mr. Perlyn agreed to sell to the Company the Miami Subs restaurant owned by DEMAC for approximately $260,000. Mr. Perlyn is also indebted to the Company in the amount of $85,000. The loan accrues interest at a rate of prime plus 1.5%, and the principal and all accrued interest thereunder is due in full in June 1999.

    Two existing Miami Subs Grill restaurants owned by the Company are co-branded with Arthur Treacher's, Inc. ("Treacher's"). Treacher's is operating and managing the restaurants, the Company and Treacher's share in the operating profits of the restaurants, and Treacher's has an option to acquire each of the restaurants from the Company. Mr. Bruce Galloway, a member of the board of directors of the Company, is the Chairman of the Board of Treacher's.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Board Compensation Committee Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

    Although the Board of Directors has established a Compensation Committee that is currently comprised of three non-employee Directors (the "Committee") the functions of this Committee were performed by the entire Board of Directors during fiscal year 1998. Accordingly, this report is provided by the entire Board of Directors. The Committee is responsible for administering, reviewing, and approving compensation programs with respect to executive compensation, which includes base salaries, annual incentives and long-term equity incentive plans, as well as any executive benefits and/or perquisites. In addition, the Compensation Committee is responsible for granting the awards and administration of the Company's 1990 Executive Stock Option Plan and any future equity incentive plans.

    Mr. Gus Boulis, the founder of the Miami Subs concept, was appointed Chairman of the Board and Chief Executive Officer in March, 1997. Mr. Boulis is not paid a salary and does not receive any other form of compensation or benefits from the Company. None of the executive officers of the Company received an increase in base salary during fiscal year 1998. In addition, the Board of Directors awarded bonuses to each of its executive officers, including a $7,500 bonus to each of the officers name in the "Summary Compensation Table." The basis for the Board's decision to grant the salary increases and award the bonuses, was its belief that the efforts of its executive officers were a significant contributing factor to the increase in the Company's profitability from fiscal year 1997 to fiscal year 1998.

    The Board's general philosophy with respect to the compensation of its executive officers is to offer competitive compensation packages designed to attract and retain key executives critical to the success of the Company. In general, subjective factors rather than specific criteria have been used in determining executive compensation. The Company's compensation programs include a base salary, as well as the granting of stock options designed to provide long-term incentives and align the interests of management with those of the Company's shareholders.

Gus Boulis
Donald L. Perlyn
Bruce R. Galloway
Greg Karan
Peter Nasca
Joseph Zappala

PERFORMANCE GRAPH

    The following performance graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock as compared with the cumulative return of the S&P Composite 500 Stock Index and the S&P Restaurant Composite Index for the period of five years commencing June 1, 1993 through May 31, 1998. This table assumes that $100 was invested on June 1, 1993 in the Company's Common Stock and in each of the indexes, and that all dividends were reinvested.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                       5/93         5/94          5/95          5/96         5/97       5/98
   Miami Subs Corporation             100.00        79.63         57.41         51.85        29.63      22.22

   NASDAQ Stock Market (U.S.)         100.00       105.28        125.24        182.03       205.07     260.58

   S & P Restaurants                  100.00       122.73        145.56        181.99       189.28     240.40




                        APPROVAL OF REVERSE STOCK SPLIT
                                  (ITEM NO.2)

GENERAL

    The Board of Directors has unanimously adopted resolutions declaring the advisability of, and hereby submits to the Company's shareholders for approval, a proposal to amend the Company's Articles of Incorporation to effect a one-for-four reverse stock split of the Common Stock (the "Reverse Stock Split"), pursuant to which each four shares of Common Stock will be converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest as provided in the section below entitled "Payment for Fractional Shares." There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value thereof.

    The Reverse Stock Split will take effect, if at all, after it is approved by the Company's shareholders and after filing the amendment to the Company's Articles of Incorporation with the Secretary of State of the State of Florida (the "Effective Date"). The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to decide not to proceed with the Reverse Stock Split if, at any time prior to its effectiveness, it determines in its sole discretion that it is no longer in the best interests of the Company and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSAL

    The Common Stock is currently quoted on The Nasdaq Stock Market, Inc.'s ("Nasdaq's") National Market. By letter dated February 27, 1998, the Company received notice from Nasdaq that the Common Stock was not in compliance with the new minimum bid price requirement pursuant to NASD Marketplace

Rule 4450(a)(5), which became effective February 23, 1998. The new Nasdaq listing criteria require that for continued listing all securities, except warrants and rights, must maintain a minimum closing bid price of $1.00 per share. The Nasdaq notice afforded the Company a 90-day period to demonstrate compliance with the $1.00 minimum bid price or to adopt a plan to achieve compliance. On May 29, 1998, the Company was notified by Nasdaq that, in view of the continuing non-compliance of the Common Stock with the minimum bid price requirement, Nasdaq was initiating formal de-listing proceedings. The Company, by letter dated June 3, 1998, requested a temporary exception to the minimum bid price requirement based on a proposed acquisition of the Company by Arthur Treacher's, Inc. ("Treacher's"). On July 17, 1998, the Company notified Nasdaq that the merger negotiations with Treacher's had been terminated. On July 25, 1998, the Company received a letter from Nasdaq denying its request for a temporary exception to the minimum bid price requirement. On August 4, 1998, the Company requested an oral hearing to appeal Nasdaq's decision. The oral hearing is scheduled to be held on September 25, 1998. The Common Stock will remain listed on the Nasdaq National Market pending the outcome of the hearing.

    The Board of Directors hopes that the decrease in the number of shares of the Common Stock outstanding as a consequence of the Reverse Stock Split will result in an anticipated corresponding increase in the price per share, enabling the Common Stock to meet the requirements for continued listing on the Nasdaq National Market, as well as creating a greater interest in the Common Stock by the financial community and the investing public. The Board of Directors believes that the relatively low share price of the Common Stock, when compared with the market prices of the common stock of similarly-situated publicly held companies in the same or comparable industries, impairs the marketability of the Common Stock and creates a negative impression of the Company. There can be no assurance, however, that the Reverse Stock Split will increase the market price of the Common Stock by a multiple equal to the exchange ratio of the Revenue Stock Split (i.e., four) or that the financial community and/or public investors will show greater interest in the Common Stock. The Company believes that following a reverse stock split, a company's stock price will frequently fail to reach or sustain a price equal to the pre-split price multiplied by the reverse split multiple. Even if the price of the Common Stock does increase following the effectiveness of the Reverse Stock Split, there can be no assurance that such increase can be maintained for any period of time.

    In the event that the shareholders fail to approve the Reverse Stock Split, it is uncertain whether the Company's Common Stock will trade at a price above $1.00 per share. Since maintaining a minimum bid price of $1.00 per share is a requirement of Nasdaq for the continued listing of the Company's Common Stock on the National Market, the failure to satisfy this requirement will cause the Common Stock to be delisted from the National Market. If the Company's Common Stock is delisted from the National Market, it would likely commence trading in the over-the-counter market on the OTC Bulletin Board or what is referred to as the "pink sheets." In such event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, if the Common Stock were to be delisted from trading on Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Common Stock.

IMPLEMENTATION OF THE PROPOSED REVERSE STOCK SPLIT

    It is anticipated that the Reverse Stock Split will be implemented immediately upon its approval by the Company's shareholders, if the Board of Directors then believes the Reverse Stock Split to be in the best interests of the Company and its shareholders.

    The Reverse Stock Split will be effectuated by amending the Company's Articles of Incorporation to add the following provision:

         "As of 5:00 p.m., Eastern time, on the date of filing this amendment to the Articles of Incorporation, each share of the Common Stock issued and outstanding at such time shall be converted, without any action on the part of the holder thereof, into one-fourth (1/4) of a share of Common Stock, provided that no less than one whole share will be issued pursuant to such conversion. Each holder of a certificate or certificates which immediately prior to the effective date of this amendment represented Common Stock in respect of which the holder would otherwise be entitled to less than one whole share as a result of such conversion shall be entitled to receive, upon surrender of such certificate or certificates, the cash value of such fractional shares based upon the average closing price per share of the Common Stock as reported on the Nasdaq National Market for the ten trading days immediately preceding the date this amendment to the Company's Articles of Incorporation was approved by the Company's shareholders."

    The Reverse Stock Split will become effective at 5:00 p.m., Eastern time, on the date of such filing (the "Effective Date"). It is expected that such filing will take place on the date of the Annual Meeting, or as soon thereafter as possible, assuming the shareholders approve the Reverse Stock Split. The shares of Common Stock held by the shareholders of record will be converted at 5:00 p.m., Eastern time, on the Effective Date without any further action on the part of the Company or the shareholders, into that number of whole shares of Common Stock equal to the number of shares owned immediately prior to the effectiveness of the Reverse Stock Split divided by four, adjusted for any fractional shares.

    As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Stock Split has been effected. The Company's transfer agent will act as the Company's exchange agent (the "Exchange Agent") to act for holders of shares of Common Stock (the "Old Shares") in implementing the exchange of their certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing new shares ("New Shares") in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a shareholder until such shareholder has surrender such outstanding certificate(s), together with the properly completed and executed letter of transmittal to the Exchange Agent. Stockholders should not destroy any stock certificates and should not submit any certificate until requested to do so.

    Any shareholder whose certificate for Old Shares has been lost, destroyed or stolen will be entitled to issuance of a certificate representing New Shares upon compliance with such requirements as the Company and the Company's transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

PAYMENT FOR FRACTIONAL SHARES

    No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Instead, shareholders who would otherwise be entitled to receive fractional shares because they hold a number of Old

Shares not evenly divisible by four will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to receive a cash payment in lieu thereof based upon the average closing price per share of the Common Stock as reported on the Nasdaq National Market for the ten trading days immediately preceding the date upon which the Reverse Stock Split is approved by the Company's shareholders. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

CERTAIN EFFECTS OF REVERSE STOCK SPLIT

    The principal effect of the Reverse Stock Split will be to reduce the number of outstanding shares of Common Stock from 27,119,340 shares to approximately 6,779,835 shares. In addition, on the Effective Date each option to purchase Common Stock outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon exercise of such option shall be divided by four (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option shall be multiplied by four. The proposed Reverse Stock Split will not affect any shareholder's percentage equity interest in the Company, except for minor differences resulting from adjustments for fractional shares. The relative rights and preferences of the New Shares will be identical to the relative rights and preferences of the Old Shares. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

    The Reverse Stock Split will have the effect of creating additional authorized shares of Common Stock. The Company has no current plans to issue such shares. As of October __, 1998, the Company had 50,000,000 authorized shares of Common Stock of which 27,119,340 were issued and outstanding. As of October __, 1998, an aggregate of 7,500,000 shares are issuable under the Company's 1990 Executive Option Plan. Of these, 4,982,300 shares remained available for issuance for exercise of options under such Plan.

    In order for the Company to avoid the expense and inconvenience of issuing and transferring fractional shares of Common Stock, shareholders who would otherwise be entitled to receive fractional shares of Common Stock (the "Fractional Shareholders") shall receive payment in cash in lieu of receiving such fractional shares. On the Effective Date, the interest of each shareholder of record who owns less than four shares of Common Stock will thereby be terminated, and he or she will have no right to vote as a shareholder or share in the assets or future earnings of the Company.

    If approved, the Reverse Stock Split will result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions on odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

    The following table illustrates the principal effects of the Reverse Stock Split of the Common Stock on the capitalization of the Company (without giving effect to any adjustments for fractional shares):

                    NUMBER OF SHARES AS OF OCTOBER 12, 1998


                                                                        Prior to Reverse         After Reverse
                                                                           Stock Split            Stock Split
                                                                        ----------------         -------------
  Authorized
    Preferred Stock                                                              8,000,000               8,000,000
    Common Stock                                                                50,000,000              50,000,000

  Outstanding
    Preferred Stock                                                                      -                       -
    Common Stock(1)                                                             27,119,340               6,779,835

  Common Stock Issuable upon exercise of Options and Warrants
                                                                                 3,027,300                 756,825
  Shareholders' Equity as of May 31, 1998
    Common Stock
    Additional Paid-in Capital                                                     283,000                  70,750
                                                                                24,565,000              24,777,250
  Total Shareholders' Equity as of May 31, 1998
                                                                               $16,033,000             $16,033,000

  Shareholders' equity per share as of May 31, 1998(2)
                                                                                     $0.59                   $2.36
  Net income for fiscal year ended May 31, 1998
                                                                                  $525,000                $525,000
  Net income per share for fiscal year ended May 31, 1998
    Basic
    Diluted                                                                           $.02                    $.08
                                                                                      $.02                    $.08


    Shareholders have no right under Florida law or under the Company's Articles of Incorporation or Bylaws to dissent from the Reverse Stock Split, or to dissent from the payment of cash for any fractional share resulting from the Reverse Stock Split in lieu of issuing fractional shares.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split based on the Internal Revenue Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information purposes only and does not address all the tax consequences that may be relevant to a particular shareholder (such as non-resident aliens, broker-dealers

----------------------------------

  (1) Because the Company can not accurately predict the amount of fractional shares that will result from the Reverse Stock Split, this number has not been adjusted to give effect to any fractional shares that may result from the Reverse Stock Split. The actual number of shares Common Stock outstanding after the effectiveness of the Reverse Stock Split will be less than the 6,779,835 set forth in this table because of the adjustments made for fractional shares.

  (2) Based upon a weighted average number of shares outstanding before the Reverse Stock Split of 27,119,340 and an estimated weighted average number of shares outstanding after the Reverse Stock Split of 6,779,835.

or insurance companies). Furthermore, no foreign, state or local tax consequences are discussed herein. Accordingly, shareholders are urged to consult their own tax advisors to determine the specific tax consequences of the Reverse Stock Split to them.

    The exchange of Old Shares for New Shares will not result in recognition of gain or loss (except in the case of cash received for fractional shares as described below). The holding period of the New Shares will include the shareholder's holding period for the shares of stock exchanged therefor. The tax basis of the New Shares will be equal to the shareholder's tax basis for the shares of stock exchanged therefor, reduced by the tax basis allocable to the receipt of cash in lieu of fractional shares.

    A shareholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to him or her and then immediately redeemed them for cash. Such shareholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such shareholder's pre-split stock allocable to such fractional shares, had such fractional shares actually been issued. Such gain or loss will be capital gain or loss (if such stock was held as a capital asset), and any such capital gain or loss will generally be long-term capital gain or loss to the extent such shareholder's holding period for his or her stock exceeds 12 months.


                        RATIFICATION OF THE APPOINTMENT
                           OF THE COMPANY'S AUDITORS
                                  (ITEM NO. 3)

    The Board of Directors has selected KPMG Peat Marwick LLP to serve as independent auditors for the Company for the fiscal year ending May 31, 1999. Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Annual Meeting, in order to ascertain the views of shareholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection and, if practicable, retain another independent auditor. The Board of Directors also reserves the right to make any change in auditors at any time which it deems advisable or necessary.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to comment if they so desire. They will also be available to respond to appropriate questions from shareholders at that time.


                                 OTHER MATTERS

    Management is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the fiscal year 1999 annual meeting of shareholders of the Company pursuant to the provisions of Rule 14a-8, promulgated under the Securities Exchange Act of 1934, must be received by the Company, by certified mail, return receipt requested, at its principal executive offices, 6300 N.W. 31st Avenue, Ft. Lauderdale, Florida 33309, not later than _____________, 1999, for inclusion in the Proxy Statement and form of proxy relating to the 1999 annual meeting of shareholders and must comply with requirements of federal securities laws, applicable provisions of the Articles of Incorporation and Bylaws of the Company, and the Florida Business Corporation Act, as amended.

                                                   By Order of the Board of Directors

                                                   Donald L. Perlyn
                                                   President and Chief Operating Officer
Fort Lauderdale, Florida
October     , 1998
        ----

The financial statements, financial information and management's discussion and analysis of financial conditional and results of operations set forth in the Company's 1998 Annual Report are incorporated herein by reference. A copy of the Company's 1998 Annual Report is provided with this Proxy Statement.

                             MIAMI SUBS CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Donald L. Perlyn and Jerry W. Woda and each of them acting individually, each with full power of substitution, the true and lawful attorneys and proxies of the undersigned, with all powers which the undersigned would have if personally present at the Annual Meeting of Shareholders of Miami Subs Corporation (the "Company") to be held at Sheraton Suites, located at 555 N.W. 62nd Street, Fort Lauderdale, Florida 33309 on November 30, 1998 at 9:00 a.m., local time, and any adjournment or adjournments thereof, to vote all shares of common stock ("Common Stock") of the Company which the undersigned may be entitled to vote at such meeting as follows:

                   (Continued and to be signed on other side)

A [x] Please mark your
       votes as in this
       example.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL DIRECTORS, "FOR" AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-FOUR STOCK SPLIT, AND "FOR" RATIFICATION OF THE APPOINTMENT OF AUDITORS.

                                NOMINEES: GUS BOULIS                                                          For  Against  Abstain
               FOR  WITHHELD              DONALD L. PERLYN
1.  ELECTION                              BRUCE R. GALLOWAY           3. Proposal to ratify the appointment   [ ]    [ ]       [ ]
     OF        [ ]    [ ]                 GREG KARAN                     of KPMG Peat Marwick LLP as the Company's independent
   DIRECTORS                              PETER NASCA                    auditors for fiscal year 1999.
                                          JOSEPH ZAPPALA
For. all nominees, except vote withheld from
the following nominee(s):                                             4. In their discretion, the proxies are authorized to act and vote on such other matters as may properly come before the meeting.

                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
----------------------------------------------                        IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                      SHAREHOLDER.  IF NO DIRECTION IS GIVEN THIS PROXY
                                          For     Against   Abstain   WILL BE VOTED FOR ITEMS 1, 2, AND 3 AND AS THE PROXIES
2.  Proposal to approve an amendment to                               DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY
    the Company's Articles of             [ ]       [ ]        [ ]    COME BEFORE THE MEETING.
    Incorporation to effect a                                         Whether or not you plan to attend the meeting, you are urged
    one-for-four                                                      to execute and Return this proxy, which may be revoked at any
    reverse stock split of the Company's                              time prior to its use. The undersigned hereby acknowledges
    Common Stock par value $ .01 per share.                           receipt of (I) the Notice of Annual Meeting (II) the Proxy
                                                                      Statement and (III) the Company's 1998 Annual Report to
                                                                      Shareholders.





SIGNATURE                            DATE                SIGNATURE                      DATE
          ------------------------        ------------             -------------------       -------------

NOTE: Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.